SCHWAB CAPITAL TRUST
Schwab® Large-Cap Growth Fund
Schwab® Core Equity Fund
Schwab® International Core Equity Fund
Schwab® Dividend Equity Fund
Schwab® Small-Cap Equity Fund
Schwab® Hedged Equity Fund
Schwab® Health Care Fund
(each, a fund and collectively, the funds)
Supplement dated August 10, 2021 to the funds’ currently effective
Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.
Effective August 10, 2021, the Portfolio Managers section in the funds’ SAI is deleted in its entirety and replaced with the following:
PORTFOLIO MANAGERS
Other Accounts. In addition to the funds, each portfolio manager (collectively, referred to as the Portfolio Managers) is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of June 30, 2021.
Name	Registered Investment Companies (this amount does not include the funds in this SAI)		Other Pooled Investment Vehicles		Other Accounts1
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bill McMahon	0	$0	0	$0	52,220	$21,110,000,000
Jonas Svallin	1	$310,425,411	0	$0	0	$0
Iain Clayton	0	$0	0	$0	0	$0
Holly Emerson	0	$0	0	$0	0	$0
Brian Hillburn	0	$0	0	$0	0	$0
Wei Li	1	$310,425,411	0	$0	0	$0
Gretchen Novak	0	$0	0	$0	0	$0
Jim Serhant	0	$0	0	$0	24,650	$11,070,000,000

1
The separate account data is preliminary and not reconciled.

Conflicts of Interest. A Portfolio Manager’s management of other accounts may give rise to potential conflicts of interest in connection with his or her management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other mutual funds advised by CSIM (collectively, the Other Managed Accounts). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers’ management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.
Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the funds. Because of their positions with the funds, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Moreover, with respect to index funds, which seek to track their respective benchmark indexes, much of this information is publicly available. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, excluding separate accounts, with those of a fund. All aggregated orders are subject to CSIM’s aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account’s order.
Investment Opportunities. A potential conflict of interest may arise as a result of the Portfolio Managers’ management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over a fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than the fund. Notwithstanding this theoretical conflict of interest, it is CSIM’s policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for a fund given its investment objectives and related restrictions.
Compensation. During the most recent fiscal year, Portfolio Manager compensation consisted of a fixed annual (base) salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager’s overall performance such as the Portfolio Manager’s contribution to the investment process, good corporate citizenship, risk management and mitigation, and functioning as an active contributor to the firm’s success. The discretionary bonus is determined in accordance with the relevant Portfolio Manager Incentive Plan (the Plan) as follows:
There are two independent funding components for the Plan:
•
a portion based on weighting of Investment Fund Performance and Other Managed Account Performance (if applicable)

•
a portion based on Corporate results

Investment Fund Performance
At the close of the year, each fund’s performance will be determined by its 1-year, 1- and 2-year, or 1- and 3-year percentile standing (based on pre-tax return before expenses) within its designated benchmark, peer group, or category, depending on the strategy of the fund (i.e., whether the fund is passively or actively managed) using standard statistical methods approved by CSIM senior management. Investment Fund Performance measurements may be changed or modified at the discretion of the CSIM President and CSIM Chief Operating Officer. As each participant may be a member of a team that manages and/or supports a number of funds, there may be several funds and/or Other Managed Accounts considered in arriving at the incentive compensation funding.
Portfolio Managers who are chief investment officers of the Adviser are covered by a Plan that specifically includes a risk mitigation component in the funding determination.
Corporate Performance
The Corporate Bonus Plan is an annual bonus plan that provides discretionary awards based on the financial performance of CSC during the annual performance period. Quarterly advances may be paid for the first three quarters. Allocations are discretionary and aligned with CSC and individual performance. Funding for the Plan is determined at the conclusion of the calendar year. Funding will be capped at 200% of target.
Allocation of Discretionary Bonus
At year-end, funding for both components of discretionary bonus is allocated to Plan participants by CSIM senior management based on their assessment of a variety of performance factors.
Factors considered in CSIM senior management’s allocation process will include objective and subjective factors that will take into consideration total performance and will include, but are not limited to:
•
Fund performance relative to performance measure

•
Risk management and mitigation

•
Individual performance against key objectives

•
Contribution to overall group results

•
Functioning as an active contributor to the firm’s success

•
Team work

•
Collaboration between Analysts and Portfolio Managers

•
Regulatory/Compliance management

The Portfolio Managers’ compensation is not based on the value of the assets held in a fund’s portfolio or any Other Managed Account.

Ownership of Fund Shares. The following table shows the dollar amount range of the Portfolio Managers’ “beneficial ownership” of shares of the funds they managed as of June 30, 2021. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (1934 Act).
Portfolio Manager	Fund	Dollar Range
Bill McMahon	Schwab Large-Cap Growth Fund	None
	Schwab Core Equity Fund	None
	Schwab Dividend Equity Fund	None
Jonas Svallin	Schwab International Core Equity Fund	$10,001 – $50,000
	Schwab Small-Cap Equity Fund	$10,001 – $50,000
	Schwab Hedged Equity Fund	$100,001 – $500,000
	Schwab Health Care Fund	None
Iain Clayton	Schwab Core Equity Fund	$10,001 – $50,000
	Schwab International Core Equity Fund	$10,001 – $50,000
	Schwab Health Care Fund	$10,001 – $50,000
Holly Emerson	Schwab Large-Cap Growth Fund	None
Brian Hillburn	Schwab Core Equity Fund	None
Wei Li	Schwab International Core Equity Fund	$1 – $10,000
	Schwab Dividend Equity Fund	$1 – $10,000
	Schwab Small-Cap Equity Fund	$1 – $10,000
	Schwab Hedged Equity Fund	None
	Schwab Health Care Fund	None
Gretchen Novak	Schwab Large-Cap Growth Fund	None
Jim Serhant	Schwab Dividend Equity Fund	None
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG115713-00 (08/21)
00264198